NON-QUALIFIED STOCK OPTION AGREEMENT
                       UNDER THE COMSTOCK RESOURCES, INC.
                          1999 LONG-TERM INCENTIVE PLAN


     AGREEMENT made as of by and between Comstock Resources, Inc. ("Company"), and _________________________ ("Employee").

     WHEREAS, the Company maintains the Comstock Resources, Inc. 1999 Long-term Incentive Plan (the "Plan") providing for the grant to employees of the Company of options to purchase the common stock, par value $.50 per share (the "Common Stock"), of the Company, to attract and retain key executive and managerial employees and to motivate participating employees to achieve long-range goals; and

     WHEREAS, Employee is one of such key executive and managerial employees and therefore has been selected to participate in the Plan; and

     THEREFORE, in consideration of the mutual promise(s) and covenant(s) contained herein, it is hereby agreed as follows:

                        I. GRANT AND EXERCISE OF OPTIONS

     1.1 Grant of Options. The Employee, in connection with his service as an employee, shall have the right and option to purchase from the Company, at the times and on the terms and conditions hereinafter set forth and in the Plan, shares of the authorized Common Stock of the Company at the purchase price of Three dollars and eighty-seven and one half cents ($3.875) per share (the "Options"). The Options granted pursuant to this Agreement are not intended to constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     1.2 Exercise of Options. Employee shall vest in and shall have the right to exercise the Options during the time intervals set forth below:

       Number of Shares       May Be Purchased Not Before          Not After


Options may be exercised in whole or in part but only within the time intervals specified hereinabove. Each exercise of an Option, or any part thereof, shall be evidenced by a notice in writing to the Company as provided in Paragraph 1.3. The purchase price of the Common Stock as to which an Option shall be exercised shall be paid in full at the time of exercise as specified in Paragraph 1.5 herein. Employee shall not have any of the rights of a shareholder of the Company with respect to the Common Stock covered by an Option except to the extent that one or more certificates for such Common Stock shall have been delivered to him, or he has been determined to be a shareholder of record by the Company's Transfer Agent upon due exercise of the Option.

         1.3 Written Notice. The Options granted herein shall be exercised only in the State of Texas at the principal office of the Company by the Employee in person by delivering to the Secretary of the Company a written notice specifying the number of shares of Common Stock the Employee then desires to purchase, such written notice to be in substantially the following form and to be signed by the
Employee:

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     "I hereby purchase from Comstock Resources, Inc. (the "Company") at Frisco,
     Texas, shares of its Common Stock in accordance with the Company's 1999 Long-Term Incentive Plan, and in accordance with my Non-qualified Stock Option Agreement dated ________. I hereby tender in payment therefor the full Option Price."

     1.4 Option Price. The purchase price for the shares subject to the Options ("Option Price") shall be $3.875 per share, which is the fair market value of the shares of Common Stock on the date hereof.

     1.5 Payment of Option Price. Payment of the Option Price for shares of Common Stock purchased under this Agreement shall be made upon the exercise of an Option and may be paid to the Company by any of the following, or a combination thereof, at the election of the Employee:

          (a) in cash (including check, bank draft, or money order); or

          (b) by actual delivery (or by attestation) of shares of Common Stock already owned by Employee and having a fair market value equal to the aggregate Option Price;

          (c) by delivery of a properly executed exercise notice together with such other documentation as the Company and the broker shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Option Price and any required withholding taxes.

                          II. TERMINATION OF EMPLOYMENT

     2.1 Termination Before an Option Becomes Exercisable. If Employee's employment with the Company shall be terminated for any reason whatsoever before the date that any Option granted hereunder shall first have become exercisable by Employee, then Employee's full interest in such Option shall terminate on the date of such termination of employment and all rights under such Option shall cease.

     2.2 Discharge or Resignation. If Employee ceases to be an employee of the Company, by reason of the fact that he is discharged for cause, as determined solely and exclusively by the committee appointed by the Board to administer the Plan (the "Committee"), or by reason of his resignation or voluntary action, all rights of Employee to exercise the Options granted hereunder shall terminate, lapse, and be forfeited at the time of Employee's termination of employment.

     2.3 Retirement. If Employee's termination of employment is due to retirement with the consent of the Company, Employee shall have the right to exercise all Options then exercisable under this Agreement at any time within three (3) months after such retirement; provided, however, that in case Employee shall die within three (3) months after such date of retirement without having exercised such Options, the personal representatives, heirs, legatees, or distributees of Employee, as appropriate, shall have the right up to one (1) year from such date of retirement to exercise any such Option to the extent that the Option was exercisable prior to the death of Employee and had not been so exercised.

     2.4 Death. If Employee ceases to be an employee of the Company by reason of death, the personal representatives, heirs, legatees, or distributees of Employee, as appropriate, shall have the right up to one (1) year from the termination of employment to exercise any Options which were exercisable prior to death and had not been so exercised.

     2.5 Disability. If Employee ceases to be an employee of the Company due to his disability, as determined solely and exclusively by the Board of Directors, Employee shall have the right to exercise all Options then exercisable under this Agreement at any time within one (1) year after such termination; provided,

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however,  that in case employee shall die within one (1) year after such date of termination without having exercised such Options, the personal representatives, heirs, legatees, or distributees of Employee, as appropriate, shall have the right up to one (1) year from such date of termination to exercise any such Option to the extent that the Option was exercisable prior to the death of Employee and had not been so exercised.

     2.6 Limitations on Exercise. Despite the provisions of Paragraphs 2.3, 2.4, and 2.5, no Option shall be exercisable under any condition after the dates specified in Paragraph 1.2. In addition, the provisions of Paragraphs 2.3, 2.4, and 2.5 shall be subject to the provisions of Paragraphs 3.4, 3.5, and 3.6.

                               III. MISCELLANEOUS

     3.1 Limited Transferability of Options. The Option may be transferred by the Employee to a Permitted Transferee, as defined in the Plan, provided that there cannot be any consideration for the transfer. Options transferred to Permitted Transferees will remain subject to the terms and conditions of the Plan and the stock option agreement as if the Employee still held such options. References herein to option "Holder" shall mean the Employee or a Permitted Transferee.

     3.2 Restrictions on Exercise. The exercise of each Option granted under this Agreement shall be subject to the condition that if at any time the Company shall determine, in its discretion, that the satisfaction of withholding taxes or other withholding liabilities, or that the listing, registration or qualification of any shares of Common Stock otherwise deliverable upon such exercise upon any securities exchange or under any state or federal law, or the consent or approval of any regulatory body, is necessary or desirable as a condition of, or in condition of, or in connection with, such exercise or the delivery or purchase of such shares thereunder, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     3.3 Changes in Capital Structure If there is any change in the capital structure of the Company through merger, consolidation, reorganization, recapitalization, or otherwise, or if there shall be any stock dividend, stock split or combination of shares of Common Stock, the number and the Option Price of the shares with respect to which an Option has been granted hereunder shall be proportionately adjusted by the Board as it deems equitable, in its absolute discretion, to prevent dilution or enlargement of the rights of Employee. The issuance of stock for consideration shall not be considered a change in the Company's capital structure. No adjustment provided for in this Paragraph 3.3 shall require the issuance of any fractional shares of Common Stock.

     3.4 Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company, any Option granted under this Agreement shall terminate as of a date to be fixed by the Board of Directors, provided that not less than thirty (30) days' written notice of the date so fixed shall be given to Employee and Employee shall have the right during such period to exercise all Options granted hereunder to the extent not previously exercised, even though such Options might not otherwise be exercisable, by reason of an insufficient lapse of time. At the end of such period, any unexercised Options shall terminate and be of no further effect.

     3.5 Reorganization. Subject to the provisions of Section 3.6, if applicable, in the event of a merger, consolidation, combination, exchange of shares or other similar change (a "Reorganization") in which the Company is not the surviving or acquiring company, or in which the Company is or becomes a wholly-owned subsidiary of another company after the effective date of the Reorganization, then

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         (a) If there is no plan or agreement  respecting the  Reorganization or if such plan or agreement does not specifically provide for the change, conversion, or exchange of the shares of Common Stock under outstanding and unexercised Options for securities of another corporation, then the Board of Directors shall take such action, and the options shall terminate, as provided in Paragraph 3.4; or

         (b) If there is a plan or agreement respecting the Reorganization and if such plan or agreement specifically provides for the change, conversion, or exchange of the shares of Common Stock under outstanding and unexercised Options for securities of another corporation, then the Board of Directors shall adjust the shares of Common Stock under such outstanding and unexercised Options (and shall adjust the shares of Common Stock remaining under the Plan which are then available to be optioned under the Plan, if such plan or agreement makes specific provision therefor) in a manner not inconsistent with the provisions of such plan or agreement for the adjustment, change, conversion, or exchange of such shares of Common Stock and such Options.

     3.6 Change in Control. If there is any Change in Control, all Options which
have  been  granted  under  this  Agreement  will  automatically   become  fully
exercisable and vested.

     3.7 Compliance with Securities Laws. The Company may elect not to register under the Securities Act of 1933, as amended, shares of Common Stock issuable upon the exercise of Options under the Plan. If so, then upon the exercise of an Option hereunder Employee shall deliver to the Company such written commitments as may be required by the Company. These commitments shall certify that Employee is acquiring the shares of Common Stock solely for Employee's own account, solely for investment and not with a view to distribution. These commitments shall also certify that no distribution of the shares of Common Stock acquired by Employee will be made unless registered under the above Act or pursuant to an opinion of counsel satisfactory to the Company that the proposed distribution may be consummated without violation of such Act. Absent registration of shares of Common Stock issued under the Plan, the Company may place an appropriate legend containing such restrictions on all certificates evidencing shares of Common Stock distributed under the Plan.

         3.8 Nonguarantee of Employment. Nothing in this Agreement shall confer upon employee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate his employment at any time.

         3.9 Options Subject to Plan. The Options granted hereunder are subject to the terms and provisions of the Plan as adopted by the Board of Directors effective as of April 1, 1999. In case of any conflict between this Agreement and the Plan, the terms and provisions of the Plan shall be controlling. Unless otherwise defined herein, all terms used herein that are defined in the Plan shall have the same meaning herein as in the Plan.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

ATTEST:                                COMSTOCK RESOURCES, INC.

                                       BY:
                                       ----------------------------
                                           Title

                                        ---------------------------
                                            EMPLOYEE:


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